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                                                                      EXHIBIT 12

                     SUBSIDIARIES OF ACCUPOLL HOLDING CORP.

         Name                 State of Incorporation       Percent of Ownership
         ----                 ----------------------       --------------------

1.       Accupoll, Inc.       Delaware                     100%